UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 298-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2021, Genpact Limited, a Bermuda company (the “Company”), held its 2021 annual general meeting of shareholders (the “Annual Meeting”) in a virtual format.  At the Annual Meeting, Company shareholders voted on three proposals.  The full results of the votes are set forth below. Each proposal is described in detail in the Company’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

Company shareholders elected each of the nominees to the Company’s Board as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	157,444,108	332,189	43,938	6,246,192
James Madden	154,213,798	3,558,773	47,664	6,246,192
Ajay Agrawal	157,284,071	488,661	47,503	6,246,192
Stacey Cartwright	157,643,990	134,975	41,270	6,246,192
Laura Conigliaro	157,290,328	487,541	42,366	6,246,192
Tamara Franklin	157,640,902	133,127	46,206	6,246,192
Carol Lindstrom	155,730,107	2,045,385	44,743	6,246,192
CeCelia Morken	156,079,520	1,695,103	45,612	6,246,192
Mark Nunnelly	155,183,454	2,589,194	47,587	6,246,192
Brian Stevens	157,636,117	135,437	48,681	6,246,192
Mark Verdi	157,443,856	327,891	48,488	6,246,192

Proposal 2

Company shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	146,334,555
Votes cast against	11,432,986
Votes abstaining	52,694
Broker non-votes	6,246,192

Proposal 3

Company shareholders approved the appointment of KPMG Assurance and Consulting Services LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year as set forth below:

Votes cast in favor	163,622,651
Votes cast against	391,022
Votes abstaining	52,754

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 11, 2021	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary